U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 11, 2016


                            SOUTH BEACH SPIRITS, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                        001-36549                  46-2084743
(State of Incorporation)        (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)

1411 Sawgrass Parkway, Suite B, Sunrise, FL                          33323
  (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (800) 670-3879

              (Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the "COMPANY," "SBES," "WE," "US" and "OUR" refer to South Beach Spirits, Inc.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (A) TERMINATION OF ANTON & CHIA, LLP

          (i)  Effective  January 11,  2016,  we  terminated  Anton & Chia,  LLP
("ANTON & CHIA"), as the Company's independent registered public accounting firm. The decision to terminate Anton & Chia was unanimously approved by the board of directors of SBES (the "BOARD") on January 11, 2016.

          (ii) As Anton & Chia only served as the Company's independent registered public accounting firm since June 23, 2015, they have not issued a report on the Company's financial statements for any fiscal year. During the period from June 23, 2015 and through the date of this report (a) there have been no disagreements with Anton & Chia, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; (b) no such disagreement was discussed with the Board or any committee of the Board; and (c) there have been no "REPORTABLE EVENTS" as described in Item 304(a)(1)(v) of Regulation S-K.

          (iii) SBES provided Anton & Chia with a copy of this report and requested Anton & Chia to furnish us with a letter addressed to the Securities and Exchange Commission stating whether Anton & Chia agrees with the statements made by the Company in this Report and, if not, stating the respects in which it does not agree. The letter from Anton & Chia is filed as EXHIBIT 16.1 to this report.

     (B) ENGAGEMENT OF MALONEBAILEY LLP

          (i) Effective January 11, 2016, we engaged MaloneBailey LLP ("MALONEBAILEY") as SBES' independent registered public accounting firm. The engagement of MaloneBailey was unanimously approved by the Board on January 11, 2016.

          (ii) In connection with the engagement of MaloneBailey as the Company's independent registered public accounting firm, SBES has not consulted MaloneBailey on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or to the type of audit opinion which might be rendered on the Company's financial statements. Moreover, during the years ended February 28, 2015 and February 28, 2014 and the subsequent period through the date of engagement, we did not consult MaloneBailey regarding any of the matters outlined in Item 304(a)(2) of Regulation S-K.

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
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits

  Exhibit No                       Description
  ----------                       -----------

     16.1             Letter from Anton & Chia LLP

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SOUTH BEACH SPIRITS, INC.


Dated: January 12, 2016                     By: /s/ Vincent Prince
                                               ---------------------------------
                                               Vincent Prince
                                               Chief Financial Officer

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